EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report for the quarter ended December 31, 2008 of ZipGlobal Holdings, Inc.  (the “Company”) on Form 10-Q (collectively, the “Report”) as filed with the Securities and Exchange Commission, I, Michael C. Lee, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1.    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 13, 2009	/s/ Michael C. Lee
Michael C. Lee President (Principal Executive Officer) (Principal Financial and Accounting Officer)